EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of P.A.M. Transportation Services, Inc. (the "Issuer").

I, Robert W. Weaver, President and Chief Executive Officer of the Issuer, certify that:

(i)     The  Form  10-Q fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

(ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:   May 12, 2003              By: /s/ Robert W. Weaver
                                   -----------------------------------------
                                   Robert W. Weaver
                                   President and Chief Executive Officer
                                   (chief executive officer)









A signed original of this written statement required by Section 906 has been provided to P.A.M. Transportation Services, Inc. and will be retained by P.A.M. Transportation Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.